UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

40 Speen Street, Suite 102
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2019, Xenetic Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers who are parties to the Purchase Agreement (the “Purchasers”), pursuant to which the Company offered to the Purchasers, in a registered direct offering, an aggregate of (i) 1,040,000 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”) and (ii) pre-funded warrants to purchase 509,000 shares of Common Stock (the “Pre-Funded Warrants”). The Pre-Funded Warrants will be exercisable at an exercise price of $0.001 per share. The Shares were sold at a price of $2.00 per share and the Pre-Funded Warrants were sold at a price of $1.999 per Pre-Funded Warrant, which represents the per share purchase price for the Shares less the $0.001 per share exercise price for each such Pre-Funded Warrant. Aggregate gross proceeds to the Company were approximately $3.1 million, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Shares and Pre-Funded Warrants were offered by the Company pursuant to an effective shelf registration statement on Form S-3, which the Company originally filed with the Securities and Exchange Commission on September 27, 2018, and was declared effective on October 12, 2018 (File No. 333-227572) (the “Registration Statement”).

In a concurrent private placement, the Company also sold to the Purchasers a warrant to purchase one share of the Common Stock for each Share and Pre-Funded Warrant purchased in the offering, representing warrants to purchase up to 1,549,000 shares of the Common Stock (the “Purchase Warrants”). The Purchase Warrants will be exercisable beginning on September 8, 2019 (the “Initial Exercise Date”) at an exercise price of $2.25 per share and expire on the seven year anniversary of the Initial Exercise Date.

The exercise price of the Purchase Warrants and the number of shares of the Common Stock issuable upon the exercise of the Purchase Warrants (the “Purchase Warrant Shares”) are subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Purchase Warrants. The Purchase Warrants will be exercisable on a “cashless” basis in certain circumstances.

The Purchase Warrants and the Purchase Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and instead are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. The Company has agreed to file a registration statement to register the resale of the Purchase Warrant Shares within 90 days of the date of the Purchase Agreement and to obtain effectiveness of such registration statement within 181 days following the closing of the offering. Each Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

Maxim Group LLC acted as the sole placement agent for the Company (the “Placement Agent”), in connection with the offering. Pursuant to an engagement agreement between the Company and the Placement Agent, the Placement Agent received a cash fee of 7.0% of the gross proceeds paid to the Company in the offering and reimbursement of certain out-of-pocket expenses.

On March 7, 2019, the Company closed the registered direct offering and concurrent private placement and delivered the Shares, Pre-Funded Warrants and Purchase Warrants to the Purchasers.

The foregoing summaries of the offering, the securities issued in connection therewith, the Purchase Agreement, the Pre-Funded Warrants, and the Purchase Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents. Copies of the form of Purchase Agreement, the form of Pre-Funded Warrant, and the form of Purchase Warrant are attached hereto as Exhibits 10.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. Also, a copy of the opinion of Akerman, LLP relating to the legality of the issuance of the Shares, the Pre-Funded Warrants, and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants is attached hereto as Exhibit 5.1.

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Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure regarding the Purchase Warrants and the Purchase Warrant Shares set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.
4.2	Form of Purchase Warrant.
5.1	Opinion of Akerman LLP.
10.1	Form of Securities Purchase Agreement.
23.1	Consent of Akerman LLP (included in Exhibit 5.1).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the acquisition by the Company of all of the issued and outstanding shares of capital stock of Hesperix SA, the Company will file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 that will include a combined proxy statement/prospectus. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents the Company may file with the SEC in connection with the acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE ACQUISITION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these materials and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by the Company with the SEC by directing a written request to Xenetic Biosciences, Inc., 40 Speen Street, Suite 102, Framingham, MA 01701 or by calling 781-778-7720.

PARTICIPANTS IN THE SOLICITATION

This communication is not a solicitation of a proxy from any investor or security holder. The Company, its respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the acquisition. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the relevant materials when filed with the SEC. Information regarding the directors and executive officers of the Company is contained in its proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on November 13, 2018, its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 30, 2018, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018 which were filed with the SEC on May 15, 2018, August 10, 2018, and November 9, 2018, respectively, and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: March 7, 2019	Name: James Parslow
Title: Chief Financial Officer

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